Supplement to the Statements of Additional Information

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Trust – Commodity Return Strategy Portfolio

The following information will supersede or supplement certain information in the funds’ Statements of Additional Information.

Portfolio Managers

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Funds, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager and the total assets managed within each category as of January 11, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number		Number		Number
	of		of		of
Name	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Andrew Karsh	3	$1,102,676,734	7	$824,636,845	4	$496,846,826

No advisory fee is paid based on performance for any of the accounts listed above.

Ownership in Securities of the Fund

As reported to the Funds, as of December 31, 2007, Mr. Karsh had no beneficial ownership in the Funds.

Portfolio Managers’ Compensation

Credit Suisse’s compensation to Mr. Karsh includes both a fixed base salary component and bonus component.  The discretionary bonus for Mr. Karsh is not tied by formula to the performance of any fund or account.  The factors taken into account in determining Mr. Karsh’s bonus include the Funds’ performance, assets held in the Funds and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, Mr. Karsh participates in Credit Suisse’s profit sharing and 401(k) plans.

Dated: January 16, 2008